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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: February 7, 2001


                             ACCORD NETWORKS LTD.
            (Exact Name of Registrant as Specified in its Charter)


          Israel                      000-30887                 Not applicable
     (State or Other           (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

                               9040 Roswell Road
                                   Suite 450
                          Atlanta, Georgia 30350-1877
             (Address of Principal Executive Office and Zip code)

                                (770) 641-4400
                    (Telephone Number, Including Area Code)
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                         ACCORD NETWORKS LTD. FORM 8-K


ITEM 5.  OTHER EVENTS

     Accord Networks Ltd., an Israeli corporation, issued a press release dated February 7, 2001 (the "Press Release") reporting its operating results for the fourth quarter ended December 31, 2000. The Press Release is attached as
Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)      Exhibits


EXHIBIT NO.                               DESCRIPTION
-----------     -------------------------------------------------------------
   99.1         Press Release of Accord Networks Ltd. dated February 7, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ACCORD NETWORKS LTD.


                                        By: /s/ Jules L. DeVigne
                                           -------------------------
                                           Jules L. DeVigne
                                           Chairman and Chief Executive Officer

Date:  February 8, 2001
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                                 EXHIBIT INDEX


EXHIBIT NO.                               DESCRIPTION
-----------       -------------------------------------------------------------
   99.1           Press Release of Accord Networks Ltd. dated February 7, 2001.